UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2008

                           XECHEM INTERNATIONAL, INC.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)



  Delaware                         000-23788                      22-3284403
-----------                        ---------                  -----------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


                         379 Thornall, Edison, NJ 08818
                         ------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (732) 205-0500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

Item 2.04 - TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

Defaults on Senior Securities
-----------------------------

The Company is in default on its Debentures with Investors who purchased the Debentures for a total of $7,049,375 in April 2007, by reason of non-payment, and several other breaches of covenants, including that the Company is not current in its SEC filings.

The Company cannot determine now whether it will be able to cure any or all of the defaults and the Company does not have funds or revenues sufficient to pay off the Debentures.


                            SECTION 8 - OTHER EVENTS

Item 8.01 - OTHER EVENTS

Pending Legal Action
--------------------

The Company has been sued by Dr. Renuka Misra claiming breach of contract and compensation under a consulting agreement with Xechem International, Inc. The Company is defending the action and believes that it does not owe Dr. Misra for services not performed.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2008

                                      XECHEM INTERNATIONAL, INC.


                                      By:  /s/ Robert Swift
                                           -----------------------------------
                                           Robert Swift, Chief Oversight Officer